                                                                  Exhibit 10.8

                                                           From the Office of:

                                 STANDARD FORM
                          PURCHASE AND SALE AGREEMENT

                              This Agreement dated as of December 5 1997

1. PARTIES                    Bowmar/ALI, Inc., a Massachusetts corporation, having an address at
   AND MAILING                5080 N. 40th St., Suite 475, Phoenix, Arizona, Attn: Joseph G. Warren, Jr.
   ADDRESSES
                              hereinafter called the SELLER, agrees to SELL and
   (fill in)
                              Werner F. Gossels, Trustee of Laine Realty Trust u/d/t dated December 31, 1963 having an address at 17 Bennett Road, Wayland, Massachusetts 01778 hereinafter called the BUYER or PURCHASER, agrees to BUY, upon the terms hereinafter set forth, the following described premises:

2.  DESCRIPTION               That certain parcel of land, known as and numbered 531 Main Street in Acton, Massachusetts, as more
    (fill in and include      particularly described in Exhibit A.
    title reference)

3.  BUILDINGS,                Included in the sale as a part of said premises are the buildings, structures, and improvements now
    STRUCTURES,               thereon, and the fixtures belonging to the SELLER and used in connection therewith including, if any,
    IMPROVEMENTS,             all wall-to-wall carpeting, drapery rods, automatic garage door openers, venetian blinds, window
    FIXTURES                  shades, screens, screen doors, storm windows and doors, awnings, shutters, furnaces, heaters, heating equipment, stoves, ranges, oil and gas burners and fixtures appurtenant thereto, hot water heaters,
    (fill in or delete)       plumbing and bathroom fixtures, garbage disposers, electric and other lighting fixtures, mantels, outside television antennas, fences, gates, trees, shrubs, plants, and, ONLY IF BUILT IN, refrigerators, air conditioning equipment, ventilators, dishwashers, washing machines and dryers;

4.  TITLE DEED                Said premises are to be conveyed by a good and sufficient quitclaim deed running to the BUYER, or to
    (fill in)                 the nominee designated by the BUYER by written notice to the SELLER at least seven (7) days before the deed is to be delivered as herein provided, and said deed shall convey a good and clear record
* Include here by specific    and marketable title thereto, free from encumbrances, except
  reference any restric-           (a)  Provisions of existing building and zoning laws;
  tions, easements, rights         (b)  Existing rights and obligations in party walls which are not the subject of written
  and obligations in party              agreement;
  walls not included in (b),       (c)  Such taxes for the then current year as are not due and payable on the date of the delivery
  leases, municipal and                 of such deed;
  other liens, other encum-        (d)  Any liens for municipal betterments assessed after the date of this agreement;
  brances, and make pro-           (e)  Easements, restrictions and reservations of record, if any, so long as the same do not
  vision to protect                     prohibit or materially interfere with the current use of said premises;
  SELLER against BUYER's          *(f)  (See Rider)
  breach of SELLER's
  covenants in leases,
  where necessary

5.  PLANS                     If said deed refers to a plan necessary to be recorded therewith the SELLER shall deliver such plan with the deed in form adequate for recording or registration.

6.  REGISTERED                In addition to the foregoing, if the title to said premises is registered, said deed shall be in form
    TITLE                     sufficient to entitle the BUYER to a Certificate of Title of said premises, and the SELLER shall deliver with said deed all instruments, if any, necessary to enable the BUYER to obtain such
                              Certificate of Title.

7.  PURCHASE PRICE            The agreed purchase price for said premises is One Million Two Hundred Eighty Thousand
    (fill in); space is       ($1,280,000.00) dollars, of which
    allowed to write          $   60,000.00            have been paid as a deposit this day and
    out the amounts           $
    if desired                $1,220,000.00            are to be paid at the time of delivery of the deed in cash, or by certified cashier's, treasurer's or bank check(s).

                              $______________________________
                              $ 1,280,000.00           TOTAL

                COPYRIGHT(R) 1979, 1984, 1986, 1987, 1988, 1991
                        GREATER BOSTON REAL ESTATE BOARD

                            [REAL ESTATE BOARD LOGO]

All rights reserved. This form may not be copied or reproduced in whole or in part in any manner whatsoever without the prior express written consent of the Greater Boston Real Estate Board.

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8.   TIME FOR              Such deed is to be delivered at 10:00 o'clock A.M. on
     PERFORMANCE;          the 29th day of January 1998, at the Middlesex County
     DELIVERY OF           South Registry of Deeds, unless otherwise agreed upon
     DEED (fill in)        in writing. It is agreed that time is of the essence
                           of this agreement.

9.   POSSESSION AND        Full possession of said premises free of all tenants
     CONDITION OF          and occupants, except as herein provided, is to be
     PREMISE.              delivered at the time of the delivery of the deed
     (attach a list of     said premises to be then (a) in the same condition as
     exceptions, if any)   they now are, reasonable use and wear thereof
                           excepted, and (b) not in violation of said building
                           and zoning laws, and (c) in compliance with provisions
                           of any instrument referred to in clause 4 hereof. The
                           BUYER shall be entitled personally to inspect said
                           premises prior to the delivery of the deed in order to
                           determine whether the condition thereof complies
                           with the terms of this clause. (See Rider)

10.  EXTENSION TO          If the SELLER shall be unable to give title or to
     PERFECT TITLE         make conveyance, or to deliver possession of the
     OR MAKE               premises, all as herein stipulated, or if at the time
     PREMISES              of the delivery of the deed the premises do not
     CONFORM               conform with the provisions hereof, then any payments
     (Change period of     made under this agreement shall be forthwith refunded
     time if desired).     and all other obligations of the parties hereto shall
                           cease and this agreement shall be void without recourse
                           to the parties hereto, unless the SELLER elects to use
                           reasonable efforts to remove any defects in title, or
                           to deliver possession as provided herein, or to make
                           the said premises conform to the provisions hereof, as
                           the case may be, in which event the SELLER shall give
                           written notice thereof to the BUYER at or before the
                           time for performance hereunder, and thereupon the time
                           for performance hereof shall be extended for a period
                           of thirty (30) days.

11.  FAILURE TO            If at the expiration of the extended time the SELLER
     PERFECT TITLE         shall have failed so to remove any defects in title,
     OR MAKE               deliver possession, or make the premises conform, as
     PREMISES              the case may be, all as herein agreed, or if at any
     CONFORM, etc.         time during the period of this agreement or any
                           extension thereof, the holder of a mortgage on said
                           premises shall refuse to permit the insurance
                           proceeds, if any, to be used for such purposes, then
                           any payments made under this agreement shall be
                           forthwith refunded and all other obligations of the
                           parties hereto shall cease and this agreement shall
                           be void without recourse to the parties hereto. (See
                           Rider)

12.  BUYER's               The BUYER shall have the election, at either the
     ELECTION TO           original or any extended time for performance, to
     ACCEPT TITLE          accept such title as the SELLER can deliver to the
                           said premises and to pay therefor the purchase price
                           without deduction, in which case the SELLER shall
                           convey such title.

13.  ACCEPTANCE            The acceptance of a deed by the BUYER or his nominee
     OF DEED               as the case may be, shall be deemed to be a full
                           performance and discharge of every agreement and
                           obligation herein contained or expressed, except such
                           as are, by the terms hereof, to be performed after
                           the delivery of said deed.

14.  USE OF                To enable the SELLER to make conveyance as herein
     MONEY TO              provided, the SELLER may, at the time of delivery of
     CLEAR TITLE           the deed, use the purchase money or any portion
                           thereof to clear the title of any or all encumbrances
                           or interests, provided that all instruments so
                           procured are recorded simultaneously with the
                           delivery of said deed, except that institutional
                           mortgages may be discharged subsequent to the
                           delivery of the deed in accordance with current
                           custom and practice.

15.  INSURANCE             Until the delivery of the deed, the SELLER shall
     *Insert amount        maintain insurance on said premises as follows:
     (list additional         Type of Insurance                      Amount of Coverage
     types of insurance
     and amounts as        (a) Fire and Extended Coverage       *$ To a minimum of $1,280,000
     agreed)               (b)

16.  ADJUSTMENTS           Mortgage interest, water and sewer use charges,
     (list operating       operating expenses (if any) according to the schedule
     expenses, if any,     attached hereto or set forth below, and taxes for the
     or attach schedule)   then current fiscal year, shall be apportioned and
                           fuel value shall be adjusted, as of the day of
                           performance of this agreement and the net amount
                           thereof shall be added to or deducted from, as the
                           case may be, the purchase price payable by the BUYER
                           at the time of delivery of the deed. Uncollected
                           rents for the current rental period shall be
                           apportioned if and when collected by either party.

                           *and insured damage by fire or other casualty to the extent hereunder set forth

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17.   ADJUSTMENT                If the amount of said taxes is not known at the time of the
      OF UNASSESSED             delivery of the deed, they shall be apportioned on the basis
      AND ABATED TAXES          of the taxes assessed for the preceding fiscal year, with a reapportionment as soon as the new tax rate and valuation
                                can be ascertained; and, if the taxes which are to be
                                apportioned shall thereafter be reduced by abatement, the
                                amount of such abatement, less the reasonable cost of
                                obtaining the same, shall be apportioned between the
                                parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless herein otherwise agreed. (See Rider)


18.   BROKER's FEE              A Broker's Fee for professional services of $51,200.00 is
      (fill in fee with         due from the SELLER to Oxbow Realty, Inc. the Broker herein,
      dollar amount or          but only if, as and when the transaction closes and the full
      percentage; also          purchase price is paid, and not otherwise. (See Rider.)
      name of Brokerage
      firm(s))


19.   BROKER(S)                 The Broker named herein warrant(s) that the Broker is duly
      WARRANTY                  licensed as such by the Commonwealth of Massachusetts.
      (fill in name)



20.   DEPOSIT                   All deposits made hereunder by the Buyer shall be held in
      (fill in name)            escrow by Oxbow Realty, Inc. as escrow agent subject to the terms of this agreement and shall be duly accounted for at the time for performance of this agreement. In the event of any disagreement between the parties, the escrow agent may retain all deposits made under this agreement pending
                                instructions mutually given by the SELLER and the BUYER.
                                (See Rider.)


21.   BUYER's                   If the BUYER shall fail to fulfill the BUYER's agreements
      DEFAULT;                  herein, all deposits made hereunder by the BUYER shall be
      DAMAGES                   retained by the SELLER as liquidated damages, which shall be the sole remedy of the SELLER, both at law and in equity.


23.   BROKER AS                 The Broker(s) named herein join(s) in this agreement and
      PARTY                     become(s) a party hereto, insofar as any provisions of this agreement expressly apply to the Broker(s), and to any
                                amendments or modifications of such provisions to which the
                                Broker(s) agree(s) in writing.


24.    LIABILITY OF             If the SELLER or BUYER executes this agreement in a
       TRUSTEE,                 representative or fiduciary capacity, only the principal or
       SHAREHOLDER,             the estate represented shall be bound, and neither the
       BENEFICIARY, etc.        SELLER or BUYER so executing, nor any shareholder or
                                beneficiary of any trust, shall be personally liable for any obligation, express or implied, hereunder.


25.   WARRANTIES AND            The BUYER acknowledges that the BUYER has not been
      REPRESENTATIONS           influenced to enter into this transaction nor has he relied
      (fill in); if none,       upon any warranties or representations not set forth or
      state "none"; if          incorporated in this agreement or previously made in
      any listed, indicate      writing, except for the following additional warranties and
      by whom each war-         representations, if any, made by either the SELLER or the
      ranty or represen-        Broker(s): (See Rider)
      tation was made




26.   MORTGAGE                  In order to help finance the acquisition of said premises,
      CONTINGENCY               the BUYER shall apply for a conventional bank or other
      CLAUSE                    institutional mortgage loan of $768,000.00 at *. If despite
      (omit if not              the BUYER's diligent efforts a commitment for such loan
      provided for              cannot be obtained, the BUYER may terminate this agreement
      in Offer to               by written notice to the SELLER and/or the Broker(s), as
      Purchase)                 agent(s) for the SELLER, whereupon any payments made under this agreement shall be forthwith refunded and all other
                                obligations of the parties hereto shall cease and this
                                agreement shall be void without recourse to the parties
                                hereto. In no event will the BUYER be deemed to have used
                                diligent efforts to obtain such commitment unless the BUYER submits a complete mortgage loan application conforming to the foregoing provisions on or before **__________, 19__.

                                *nine percent (9%) interest for five (5) years amortized on a 25 or 30 year basis.

                                ** two (2) weeks from the date the Buyer receives the
                                Work Completion Notice.

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27.  CONSTRUCTION        This instrument, executed in multiple counterparts, is
     OF AGREEMENT        to be construed as a Massachusetts contract, is to
                         take effect as a sealed instrument, sets forth the
                         entire contract between the parties, is binding upon
                         and enures to the benefit of the parties hereto and
                         their respective heirs, devisees, executors,
                         administrators, successors and assigns, and may be
                         cancelled, modified or amended only by a written
                         instrument executed by both the SELLER and the BUYER.
                         The captions and marginal notes are used only as a
                         matter of convenience and are not to be considered a
                         part of this agreement or to be used in determining
                         the intent of the parties to it.

28.  LEAD PAINT LAW      The parties acknowledge that, under Massachusetts law,
                         whenever a child or children under six years of age
                         resides in any residential premises in which any
                         paint, plaster or other accessible material contains
                         dangerous levels of lead, the owner of said premises
                         must remove or cover said paint, plaster or other
                         material so as to make it inaccessible to children
                         under six years of age.

30.  ADDITIONAL          The initialed riders, if any, attached hereto, are
     PROVISIONS          incorporated herein by reference.

FOR RESIDENTIAL PROPERTY CONSTRUCTED PRIOR TO 1978, BUYER MUST ALSO HAVE SIGNED
           LEAD PAINT "PROPERTY TRANSFER NOTIFICATION CERTIFICATION"


NOTICE: This is a legal document that creates binding obligations. If not understood, consult an attorney.

                                        /s/ Joseph G. Warren Jr. Vice President
----------------------------------      ---------------------------------------
SELLER (or spouse)                      SELLER Bowmar/ALI, Inc.


                                        /s/ Werner F. Gossels, Trustee
----------------------------------      ---------------------------------------
BUYER                                   BUYER Werner F. Gossels, Trustee of
                                              Laine Realty Trust

-------------------------------------------------------------------------------
Broker: Oxbow Realty, Inc.


-------------------------------------------------------------------------------
                       EXTENSION OF TIME FOR PERFORMANCE

                                                                      Date
                                                                          -----

     The time for the performance of the foregoing agreement is extended until
               o'clock       M. on the             day of              19     ,
--------------         -----           -----------        -------------  -----
time still being of the essence of this agreement as extended. In all other respects, this agreement is hereby ratified and confirmed.

     This extension, executed in multiple counterparts, is intended to take effect as a sealed instrument.


----------------------------------      ---------------------------------------
SELLER (or spouse)                      SELLER


----------------------------------      ---------------------------------------
BUYER                                   BUYER


-------------------------------------------------------------------------------
                                   Broker(s)

-------------------------------------------------------------------------------

                                      RIDER
                                       TO
                           PURCHASE AND SALE AGREEMENT



                          DATED AS OF DECEMBER 5, 1997
                                     BETWEEN
                                BOWMAR/ALI, INC.
                                       AND
                WERNER F. GOSSELS, TRUSTEE OF LAINE REALTY TRUST



PARAGRAPH 4 (CONTINUED)

(f)     Matters of record set forth or referred to in Exhibit B.


PARAGRAPH 9 (CONTINUED)

If the premises is damaged by fire or other casualty insured against and the cost of restoring the premises to substantially its condition immediately prior to such fire or other casualty is less than $500,000, the Seller may elect to either (x) restore the premises to substantially its condition immediately prior to such fire or other casualty, in which case if the Seller is unable to complete such restoration work on or before the closing date set forth in Paragraph 8 herein, the closing date shall be automatically extended to the fifth Wednesday after the date the Buyer receives notification from the Seller that the restoration is complete; or, (y) pay over or assign to the Buyer, on delivery of the deed, all amounts recovered or recoverable on account of insurance; except, however, if a holder of a mortgage on the premises does not permit the insurance proceeds or a part thereof to be so paid over or assigned, the Seller shall give to the Buyer a credit against the purchase price, on delivery of the deed, equal to said amounts so recovered or recoverable and retained by the holder of said mortgage. Upon the Seller's satisfaction of its obligations under either the aforementioned clause (x) or (y), the Buyer shall be obligated to proceed to close in accordance with the terms and conditions set forth herein.

If the premises is damaged by fire or other casualty insured against and the cost of restoring the premises to substantially its condition immediately prior to such fire or other casualty is $500,000 or more (a "Major Casualty"), the Seller may, by providing written notice to the Buyer within three (3) weeks of such Major Casualty, terminate this Agreement, in which case any payments


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
made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto. If, after a Major Casualty, the Seller does not provide timely notice to the Buyer of its decision to terminate, the Seller shall either (a) restore the premises to substantially its condition immediately prior to such fire or other casualty, in which case if the Seller is unable to complete such restoration work on or before the closing date set forth in Paragraph 8 herein, the closing date shall be automatically extended to the FIFTH Wednesday after the date the Buyer receives notification from the Seller that the restoration is complete; or, (b) if the Buyer provides its written consent, pay over or assign to the Buyer, on delivery of the deed, all amounts recovered or recoverable on account of insurance, except, however, if a holder of a mortgage on the premises does not permit the insurance proceeds or a part thereof to be so paid over or assigned, the Seller shall give to the Buyer a credit against the purchase price, on delivery of the deed, equal to said amounts so recovered or recoverable and retained by the holder of said mortgage. Upon the Seller's satisfaction of its obligations under either the aforementioned clause (a) or (b), the Buyer shall be obligated to proceed to close in accordance with the terms and conditions set forth herein.


PARAGRAPH 11 (CONTINUED)

If the Seller does not remove any defects in the title of the premises at the time of the delivery of the deed, and the Buyer does not elect to accept title pursuant to the terms of Paragraph 12 hereunder, the Seller shall reimburse, to a maximum of $5,000 in the aggregate, the Buyer's out-of-pocket legal and bank fees incurred in connection with this Agreement or the transaction contemplated hereby.


PARAGRAPH 17 (CONTINUED)

At the request of the Buyer, the Seller shall prepare and file in timely fashion an application for an abatement of fiscal year 1998 real estate taxes on the Premises, and thereafter, the Seller shall cooperate in the Buyer's efforts to obtain such tax abatement.


PARAGRAPH 18 (CONTINUED)

The Buyer and the Seller each represent and warrant to the other that, in connection with this Agreement and the transaction contemplated hereby, it has dealt with Oxbow Realty, Inc. and with no other real estate broker and no other real estate broker is entitled to a commission in connection with this


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Agreement or the transaction contemplated hereby. The provisions of this
Paragraph 18 shall survive delivery of the deed hereunder.


PARAGRAPH 20 (CONTINUED)

All amounts received by the Escrow Agent under this Agreement shall be deposited by the Escrow Agent into an account with a banking institution chosen by the Escrow Agent bearing interest at so-called money market rates declared by such institution from time to time.


PARAGRAPH 25 (CONTINUED)

The Seller represents and warrants to the Buyer that to the best of the actual knowledge of the Seller, except as to those conditions described in the environmental assessments of the Premises performed by GZA GeoEnvironmental, Inc., such assessments having been described in two reports, dated May 17, 1995 and July 20, 1995, true and accurate copies of which have been provided to the Buyer, there is not, as of the date hereof, any hazardous materials or wastes in, on or under the premises.

The closing is subject to and contingent upon the following:

         (1) Seller repairing the septic system servicing the premises so that it satisfies the Acton Board of Health and/or the current Massachusetts state requirements allowing the Buyer to fully utilize the premises.

         (2) Seller satisfying the Buyer that there are no outstanding code violations; the premises is free of contamination by hazardous materials as defined by Massachusetts and Federal regulations (including M.G.L. Chapter 21E); and, asbestos surrounding the heating system is properly encapsulated.

         (3) Seller removing all underground storage tanks and restore the excavation(s) to a safe, clean condition. If fuel oil tanks necessary for the heating of the building are removed, the Seller shall provide an aboveground replacement tank (or equivalent) so the heating system will operate effectively.

         (4) Systems required for operating the building for its intended use as a manufacturing facility are in reasonable operating condition. This includes the plumbing, sprinkler, heating, air conditioning, elevator, alarm, and electrical systems.


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
If at any time the Seller determines that completion of work described in Section (2) of this Paragraph 25 is likely to require expenditures totaling $25,000 or more in the aggregate, or completion of the work described in Section
(4) of this Paragraph 25 is likely to require expenditures totaling $50,000 or more in the aggregate, then the Seller may elect to terminate this Agreement, in which case any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto, except the Seller shall reimburse, to a maximum of $5,000 in the aggregate, the Buyer's out-of-pocket legal and bank fees incurred in connection with this Agreement or the transaction contemplated hereby, which reimbursement, in addition to the refund of payments made under this Agreement, shall be the Buyer's only remedies, both at law and in equity.

When the work described in this Paragraph 25 is completed, the Seller shall provide the Buyer with a written notice stating that such work has been completed, accompanied by any reports (including environmental reports) and government certificates to be delivered in connection with such work (the "Work Completion Notice"). If the Work Completion Notice is not received by the Buyer on or before January 2, 1998, the closing date shall be automatically extended to the fifth Wednesday after the date the Buyer receives the Work Completion Notice from the Seller.

The Seller agrees to provide access to the Buyer and its prospective lenders, architects and contractors at reasonable times and subject to reasonable prior notice (oral or written notice to the Seller or the Seller's agent 24 hours prior to such inspections being sufficient) to permit inspections of the completed work described in this Paragraph 25.

The parties hereto agree that the entire agreement of the parties is fully set forth herein.


PARAGRAPH 30 (ADDITIONAL PROVISIONS)

        (A) Due Diligence and Inspection.

         The Buyer and its agents have, from the date hereof, thirty (30) days to conduct such due diligence as is desired by the Buyer with respect to the condition of the building systems under Section (4) of Paragraph 25 (the "Building Systems Due Diligence Period"). During the Building Systems Due Diligence Period, the Buyer shall identify those repairs, if any, it demands the Seller to perform pursuant to Section (4) of Paragraph 25.


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
         The Buyer and its prospective lenders and agents have, from the date the Buyer receives the Work Completion Notice, thirty (30) days to conduct, such due diligence as is desired by the Buyer, in its sole discretion, with respect to the premises (the "General Due Diligence Period"). At any time during the General Due Diligence Period, the Buyer may, by providing notice to the Seller, terminate this Agreement for any reason whatsoever, in which event any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto. If the Buyer does not terminate this Agreement by the expiration of the General Due Diligence Period, the Buyer will be deemed to have acknowledged that it is satisfied in all respects with the results of such due diligence and inspections as aforesaid.

         The Seller agrees to provide access to the Buyer and its prospective lenders, architects and contractors at reasonable times and subject to reasonable prior notice (oral or written notice to the Seller or the Seller's agent 24 hours prior to such inspections being sufficient) to permit inspections in connection with the inspections as aforesaid.

         The Buyer shall not undertake any test borings or other physical alteration of the premises without the Seller's prior written consent, such consent being conditioned upon the Buyer (i) identifying in such notice the parties by whom any such inspections are to be conducted and
         (ii) agreeing on behalf of himself as Trustee and the beneficiary(ies) to be identified by separate certificate, to defend, indemnify and hold the Seller harmless from and against any and all losses, claims, liabilities and damages, and to repair and restore any damage, arising out of or resulting from any such inspections.

(B) No Assignment: No Recording. The Buyer agrees that the Buyer shall not assign or otherwise transfer any of the Buyer's rights or interests under this Agreement (excepting only transfers between or among the spouse and children of the Seller, whether in a fiduciary capacity or otherwise, and transfers between or among entities controlled by such family members), or record this Agreement without the prior written consent of the Seller, which consent shall not be unreasonably withheld.

(C) Interest on Security Deposit. Any interest accruing on the security deposit described in Paragraph 7 hereunder shall be credited to the Buyer. Deposits and interest amounts are to be paid to the party(s) entitled to receive them under and pursuant to the terms and provisions of this Agreement.

(D) Notices. All notices permitted or required hereunder shall be in writing addressed to the other party at the address set forth on the first page of this Agreement with a copy in the case of the Seller or the Escrow Agent to Stephen P. Lindsay, Esq., Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, and shall be deemed to have been given when tendered to the United States Mail Service for certified delivery with signed receipt by the addressee, except that where under this Agreement any time period is specified to commence from notice, such time period shall not be deemed to commence until, according to the applicable records of the U.S. Mail Service, delivery of such notice was first attempted.


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
                                    EXHIBIT A




The land with the buildings and improvements thereon on Main Street and Technology Drive, in Acton, Middlesex County, Massachusetts, containing approximately 586,084 square feet, and shown as Lot 5 on a plan entitled, *Definitive Plan of Acton Technology Park, in Acton, Mass., *Scale 1 inch = 80 feet, August 3, 1989, revised November 22, 1983, Acton Survey & Engineering Inc., 277 Central St., Acton, Mass., recorded in the Middlesex South District Registry of Deeds at Book 15931, Page 567, reference to which plan may be had for a more particular description of said Lot 5.

                                    EXHIBIT B

1. Real estate taxes and municipal charges which constitute liens, but which are not yet due and payable;

2.      Easements as shown on a plan recorded as Plan No. 1544 of 1984.

3. Easements to Boston Edison Company and New England Telephone and Telegraph Company dated March 7, 1985 recorded in Book 16065, Page 99 and Book 16065, Page 414.

4. Easement and Agreement dated December 19, 1984 and recorded in Book 15931, Page 575.

5. Taking by the Commonwealth of Massachusetts, Town of Acton, dated July 25, 1927 and recorded in Book 5125, Page 121.

6. Easement to the Town of Acton to construct, install, maintain and use a pole for traffic signals dated March 31, 1995 and recorded in Book 25296, Page 89.

7.      Matters as shown on a plan entitled, "Site/Detail Plan"
        Scale: 1"=40' Date October 13, 1995 Main Street/Technology Drive Acton, MA Prepared for Bryan Cave Prepared by: Howe Surveying Associates, Inc. Civile Engineers & Land Surveyors 73 Princeton St. NO Chelmsford, MA as follows:

         a.     berms encroaching on to Main Street and Technology Drive
         b.     traffic signal encroaching property line
         c.     shrubs encroaching property line along Technology Drive


8.      Order of Conditions dated April 16, 1986 and recorded in Book 17031,
        Page 105.

9. special Permit by the Board of Selectman dated February 25, 1986 and recorded in Book 16864. Page 441.

10. Waiver as to Lot 5 only recorded in Book 16844, Page 369, as affected by Revised Waiver dated June 6, 1986 and recorded in Book 17085, Page 310.

11. Covenants from the Town of Acton Planning Board dated October 17, 1983 and recorded in Book 16004, Page 416.